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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 13, 2001 included in Elcor Corporation's Form 10-K for the fiscal ended June 30, 2001 and to all references to our Firm included in this registration statement.


                                          Arthur Andersen LLP

Dallas, Texas
November 5, 2001